DUE FROM A RELATED PARTY	12 Months Ended
Mar. 31, 2025
Due From Related Party
DUE FROM A RELATED PARTY

7. DUE FROM A RELATED PARTY

Immediately after giving effect to the Business Combination, Nova Pulsar Holdings Limited (“Sponsor”) became a shareholder of the Company. In April 2024, the Sponsor issued a promissory note of $69,764 to Real Messenger Corporation. Pursuant to the promissory note, the advances were unsecured, non-interest bearing and Real Messenger Corporation has the right, but no obligation, to convert the advances, in whole or in part, into the ordinary shares of the Company with a conversion price of $10.00 per share. As of March 31, 2025 and 2024, the receivable balance due from Sponsor was $714,527 and nil, respectively.

Subsequently, on June 5, 2025, the Company, through Real Messenger exercised the right to convert all the promissory notes by receiving 316,004 shares of Class A ordinary share of the Company.